
                                                                                                       EXHIBIT 19.1
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                        NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  September  30, 1997 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding  distribution to Marine Certificateholders and the performance of the Trust. The information with respect to  the  applicable  Distribution  Date  is  set  forth  below.


Month . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Apr-01
Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     04/01/2001
Determination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     05/10/2001
Deposit Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     05/14/2001
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     05/15/2001

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  35,283,850.26
            Marine Certificate Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29.2075859%
            Marine Ending Certificate Balance (per $1,000 certificate). . . . . . . . . . . . . . .         292.08
            Liquidation Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      95,550.96
            Purchase Amounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.61
            Carry-Over Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total Marine Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.61

            Marine Principal Payments:
            Monthly Marine Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . .          11.74
            Carry-Over Monthly Marine Principal Payment . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total Marine Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11.74

            Marine Servicing Fee:
            Marine Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.19
            Carry-Over Monthly Marine Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total Marine Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.19


                                               MONTHLY SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May 31, 1997 among NationsCredit Securitization
Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and
"Collateral  Agent"),  the  Servicer  is  required  to  prepare  certain  information  each month regarding distribution to
Certificateholders  and  the  performance of the Trust. The information with respect to the applicable Distribution Date is set  forth  below.


Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Apr-01
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       01-Apr-01
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10-May-01
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14-May-01
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15-May-01

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period . . . . . . . . . .   54,891,436.26
          Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,400,850.05
          Purchase Amounts Allocable to Principal. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Defaulted Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      161,789.57
          Pool Balance on the close of the last day of the Collection Period . . . . . . . . . . . . . . .   53,328,796.64

          Original Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  181,781,125.63

          Certificate Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29.33682%

          Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -

          Certificate Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6.75%
          Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.75%

AVAILABLE FUNDS
          Collections allocable to interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      460,599.60
          Purchase Amounts allocable to interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      110,087.40
          Collections allocable to principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,400,850.05
          Purchase Amounts allocable to principal. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Other Available Funds - Interest on Collection or Certificate Account. . . . . . . . . . . . . .               -
          Total Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,971,537.05

INTEREST PAYMENT
          Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      308,764.33
          Carry-Over Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      308,764.33

PRINCIPAL PAYMENT
          Monthly Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,562,639.62
          Carry-Over Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,562,639.62

SERVICING FEE
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34,307.15
          Carry-Over Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34,307.15

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,971,537.05
          Reserve Account Withdrawal Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Drawing Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,971,537.05

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over Monthly Interest . . . . . . . . . . . . . . . . . .      308,764.33
          Monthly Principal Payment and any Carry-Over Monthly Principal . . . . . . . . . . . . . . . . .    1,562,639.62
          Servicing Fee and any Carry-Over Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . .       34,307.15
          Distributions to the Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,489.14
          Distributions to the Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Distributions to the Seller. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       60,336.81

          Carry-Over Monthly Interest to the next Distribution Date. . . . . . . . . . . . . . . . . . . .               -
          Carry-Over Monthly Principal to the next Distributions Date. . . . . . . . . . . . . . . . . . .               -
          Carry-Over Servicing Fee to the next Distribution Date . . . . . . . . . . . . . . . . . . . . .               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period . . . . . . . . . . . .    3,635,622.51
          Earnings from investments on the Reserve Account . . . . . . . . . . . . . . . . . . . . . . . .       12,832.65
          Reserve Account Withdrawal Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Deposits to the Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,648,455.16
          Distributions of any excess amounts on deposit in the Reserve Account. . . . . . . . . . . . . .       12,832.65
          Ending Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,635,622.51

          Reserve Account Balance as a % of the Pool Balance . . . . . . . . . . . . . . . . . . . . . . .            6.82%
          Specified Reserve Account Requirement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,635,622.51
          Amount needed to fully fund Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . .               -

SURETY BOND

          Outstanding Reimbursement Obligations at the end of the preceding Collection Period. . . . . . .           (0.00)
          Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Drawing Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Bond Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,489.14
          Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period.           (0.00)
          Amounts due to Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,489.14
          Distributions to the Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,489.14
          Remaining Reimbursement Obligations Owed to the Surety Bond Provider . . . . . . . . . . . . . .           (0.00)

NET CREDIT LOSS RATIO
          Net Credit Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       51,702.17
          For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.15%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.84%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.85%
          Average Net Credit Loss Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.28%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             153
          60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              63
          90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              30
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             246

          Principal Balance
          30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,581,721.32
          60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      596,599.42
          90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      335,014.63
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,513,335.37

          Delinquency Ratio
          For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4.71%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4.71%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . .            5.20%
          Average Delinquency Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4.88%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession occurred in the Current Month. . . . . . . . . .      129,516.09
          Number of Contracts where Repossession occurred in the Current Month . . . . . . . . . . . . . .              10


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           10.74%
          Weighted Average Original Term (months). . . . . . . . . . . . . . . . . . . . . . . . . . . . .          122.00
          Weighted Average Remaining Term (months) . . . . . . . . . . . . . . . . . . . . . . . . . . . .           78.83
          Number of Outstanding Accounts - End of Period . . . . . . . . . . . . . . . . . . . . . . . . .           6,011


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,971,537.05
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34,307.15
          Interest allocable to the Seller's Certificate . . . . . . . . . . . . . . . . . . . . . . . . .            0.21
          Principal amount allocable to the Seller's Certificate . . . . . . . . . . . . . . . . . . . . .            1.08
          Wire Funds to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,489.14
          Net Deposit From Collection Account to the Certificate Account . . . . . . . . . . . . . . . . .    1,931,739.47
          Reserve Account deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Surety Bond deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,931,739.47
          Wire Funds to the Certificateholders - Interest Amounts. . . . . . . . . . . . . . . . . . . . .      308,764.12
          Wire Funds to the Certificateholders - Principal Amounts . . . . . . . . . . . . . . . . . . . .    1,562,638.54
          Deposit Funds into the Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Wire Funds to NationsCredit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       60,336.81

Approved  by:  /s/  KEVIN  CHURCH  -----------------------------  Kevin  Church  Vice  President

